(logo) The American Funds Group(R)

Washington Mutual Investors Fund

(cover montage)

Annual Report for the year ended April 30, 2000

Washington Mutual Investors Fund(SM) seeks to provide income and growth of principal through investments in quality common stocks. Washington Mutual Investors Fund is one of the 29 funds in The American Funds Group,(R) the nation's third-largest mutual fund family. For nearly seven decades, Capital Research and Management Company, the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Fund results in this report were calculated for Class A shares at net asset value (without a sales charge) unless otherwise indicated. Here are the average annual compound returns on a $1,000 investment for periods ended March 31, 2000 (the most recent calendar quarter) with all distributions reinvested:

                                         10 years   5 years  12 months
Class A Shares
  reflecting 5.75% maximum sales charge   +14.58%   +18.43%   -5.64%

Results for Class B shares are not shown because of the brief time between their introduction on March 15 and the end of the Fund's fiscal year.

There are two ways to invest in Washington Mutual Investors Fund. Class A shares are subject to a 5.75% maximum up-front sales charge that declines for accounts of $25,000 or more. Class B shares, which are not available for certain employer-sponsored retirement plans, have no up-front charge. They are, however, subject to additional expenses of approximately 0.75% a year over the first eight years of ownership. If redeemed within six years, they may also be subject to a contingent deferred sales charge (5% maximum) that declines over time.

Figures shown are past results and are not predictive of future results. Share price and return will vary, so you may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of, or guaranteed by, a bank or any other entity.

(graphic; front cover)
About Our Cover:
The four stars on the U.S. map represent the locations of the four American Funds service centers (west to east): Brea, California; San Antonio, Texas; Indianapolis, Indiana; and Norfolk, Virginia.

Fellow Shareholders:

Following five consecutive years of double-digit gains that saw the value of an investment rise by just over 200%, Washington Mutual Investors Fund recorded a negative return of 7.0% during the fiscal year ended April 30. This was the first fiscal year decline since 1988, and only the eighth since operations began in 1952.

Unlike some periods in the past when the share value has gone down, the decline in fiscal 2000 did not reflect any weakening of the U.S. economy or deteriorating corporate profits. Throughout the year, the economy continued to expand and earnings reports generally were favorable. This time, Washington Mutual's results fell victim to rising interest rates and, most importantly, to the speculative mania that swept through the technology sector of the market. Internet and other high-tech stocks captured the investment community's attention and soared in price, in some cases to astonishing levels. To finance their purchases of these securities, many investors sold dividend-paying, value-oriented investments - the type of less glamorous but fundamentally sound securities that can be found in Washington Mutual's portfolio.

Since June 1999, the Federal Reserve has raised rates six times - three times in calendar 1999 and three times thus far in 2000. These increases have been made for the purpose of moderating the pace of economic growth and forestalling inflation. However, the nation's growth rate has not yet slowed and recently there have been signs of inflationary pressure. Rising rates traditionally hurt banks and other financial services companies, which make up a large portion of our portfolio.

As we have pointed out in the past, Internet and other high-tech issues are not significantly represented in the Fund's portfolio because the companies, by and large, do not meet our strict criteria, which include a strong balance sheet, a history of solid earnings and a record of dividend payments. Some of the firms that participated in the dramatic rise in fiscal 2000 have never paid a dividend or earned a profit, and probably never will. Toward the end of the fiscal year, there was strong evidence that enthusiasm for these stocks may have finally subsided. From its March 10 high, the unmanaged Nasdaq Composite Index, which is dominated by technology shares, fell more than 35% in just 10 weeks.

Since we last reported to you six months ago, 14 new companies have appeared in the Fund's portfolio: Bell Atlantic, Cardinal Health, Coca-Cola, ConAgra, Dillard's, Dollar General, Equifax, Goodyear Tire & Rubber, H.J. Heinz, Raytheon, ServiceMaster, Southwest Airlines, St. Paul Companies, and Walgreen. Fourteen names were eliminated: Allegheny Teledyne, American Express, Diebold, Dow Jones & Co., DuPont, Electronic Data Systems, General Electric, OGE Energy, Parker Hannifin, Procter & Gamble, Sempra Energy, Service Corp. International, Sherwin-Williams, and Whitman.

Your Fund continues to emphasize companies with growing dividends. During the second half of fiscal 2000, nearly 34% of the companies represented in the portfolio raised their dividend payments, bringing to 80 the total number of companies that have done so since the start of the fiscal year. This has enabled Washington Mutual to provide increased returns for shareholders who reinvest their dividends, as 93% do.

In our annual report one year ago, we cautioned that a collapse in the price of highly inflated Internet stocks might have an injurious effect on the prices of less volatile securities. It appears that is now beginning to happen. We are confident that our emphasis on value and dividends can provide relative stability during this period.

The year 2000 (Y2K) computer changeover - for which your Fund, its custodian, transfer agent, investment adviser, and business manager carefully prepared - did not present us with any problems. We would like to thank all personnel and suppliers who helped us address this issue.

We are always pleased to receive questions and comments from our investors. A wide range of information is available from your financial adviser and from the American Funds Web site, www.americanfunds.com. Our next formal report to shareholders will cover the six months ending October 31.

Cordially,

(signature)                 (signature)                 (signature)
Stephen Hartwell            James H. Lemon, Jr.         Harry J. Lister
Chairman of the Board       Vice Chairman of the Board  President of the Fund

June 15, 2000

*All figures in this report include reinvestment of distributions unless otherwise indicated.

Investment Adviser's Report

In evaluating Washington Mutual's results for fiscal 2000, it may be useful to take a close look at what has been happening in the stock market over the past two years. Anyone watching the unmanaged Standard & Poor's 500 Composite Index climb higher and higher during this period might conclude that, at least until March, the bull market remained intact. One of the most troubling misconceptions that surfaced during the period was the notion that any mutual fund fully invested in equities somehow should have been able to match the performance of the S&P 500.

In fact, the market as a whole deteriorated during the 24-month span encompassing the Fund's 1999 and 2000 fiscal years. While the S&P 500 Index was gaining 34%, the average stock in the index was declining 10%. During this time, the market narrowed until it reached a stage where only a relatively small number of very large stocks were rising dramatically and pulling the index upward. The vast majority of those were technology issues that are not suitable as core holdings for an actively managed fund focused on dividends and committed to paying shareholders an income return above the dividend yield generated by the market as a whole.

Non-technology stocks in the S&P 500 did considerably less well, particularly in the final half of fiscal 2000. Income-oriented securities that are prominent in Washington Mutual's portfolio were further constrained by the rise in interest rates over the past year. These factors negatively impacted five of the Fund's 10 largest holdings (page 14). They were Bank of America (-31.9%), Texaco (-21.1%), Household International (-17.0%), AT&T (-7.5%), and Wells Fargo (-4.9%). Not surprisingly, a number of investments that bucked the trend and rose were technology-related issues which met the Fund's strict investment criteria. The biggest gainers among all of our holdings were Texas Instruments (+219.0%), PE Biosystems (+130.8%), Hewlett Packard (+71.2%), Warner Lambert (+67.5%), and Motorola (+48.6%).

The portfolio, which begins on page 14, shows how assets were diversified at fiscal year-end. The largest industry positions as a percentage of net assets were Banking (12.4%), Health & Personal Care (11.6%), Diversified Telecommunication Services (9.8%), Electric & Gas Utilities (9.2%), and Energy Sources (7.8%). The Fund's holdings in these five industries accounted for about half of net assets.

Looking back, it appears that the speculative boom in Internet and technology stocks began un-winding approximately seven weeks before the close of fiscal 2000. While the downswing stunned some investors who had come to believe that their holdings might never stop rising in price, it should not have come as any great surprise. The boom had lifted many high-tech stocks to stratospheric levels that could not possibly be sustained on a long-term basis.

We have entered a period where valuations are becoming more attractive. Although the S&P 500 was still selling at more than 25 times earnings at the close of fiscal 2000, about one-fourth of all stocks in the index - including some very high-quality companies - were selling at less than 12 times.

Drawing on our organization's extensive research capabilities, we have been taking advantage of a number of these opportunities. As those of you who have been shareholders for some time know, we employ a bottom-up approach, investing on a stock-by-stock basis. We also believe that the current portfolio is well structured to be less vulnerable than the overall market to the effect of any further significant downturn in equity prices, while at the same time giving the Fund the potential to participate significantly in the market's recovery.

- Capital Research and Management Company

The Value of a Long-Term Perspective

Washington Mutual Investors Fund 2000 Annual Report

(3 page spread of Graph showing growth of a $10,000 investment in the fund since
1952)

This chart shows how a $10,000 investment grew between July 31, 1952, when the Fund began operations, and April 30, 2000.

As you can see, that $10,000 investment in Washington Mutual, with all distributions reinvested, would have grown to $4,148,122. Over the same period, that $10,000 would have grown to $3,209,578 in the unmanaged Standard & Poor's 500 Composite Index of U.S. common stocks. According to the Consumer Price Index, it now requires $64,120 to purchase what $10,000 would have bought on July 31, 1952. In the average savings institution, $10,000 with interest compounded would have grown to $116,258.

The year-by-year progress of the $10,000 investment is summarized in the table below the chart. You can use those figures to estimate how the value of your own holdings has grown. Let_s say, for example, that you have been reinvesting all your distributions and want to know how your investment has done since April 30, 1990. At that time, according to the table, the value of the investment illustrated here was $971,049. Since then it has gone up more than fourfold to $4,148,122. Thus, in the same 10-year period, the value of your 1990 investment
- regardless of its size - has increased more than fourfold.

During the period illustrated, stock prices fluctuated and were higher at the end than at the beginning. These results should not be considered as a representation of the results that may be realized from an investment made in the Fund today. Past performance is not predictive of future performance. The indexes are unmanaged and do not reflect sales charges, commissions or expenses.

                       Average Annual Compound Returns<F1>
                        for periods ended April 30, 2000

                     10 Years        5 Years        1 Year
                      +14.94%        +17.70%        12.30%

[FN]
<F1> Based on the maximum sales charge of 5.75%. Sales charges are lower for investments of $25,000 or more.

A "mountain chart" showing the increase in value of a $10,000 investment:
in Washington Mutual with dividends reinvested growing to $4,146,122<F1><F6>; in the S&P 500 with dividends reinvested growing to $3,209,578;
in Washington Mutual with dividends taken in cash growing to $646,506<F1><F6>; in an Average Savings Institution growing to $116,256<F4>;
and factored by the Consumer Pice Index growing to $64,120<F5> (inflation).

                   Capital Value<F3>            Total Value<F2>

Fiscal Year     Dividends     Value at      Dividends     Value at    WMIF Total
ended April 30   in Cash    Year-End<F1>   Reinvested   Year-End<F1>    Return

1953<F6>          $169         $9,161         $170         $9,330        (6.7)%
1954               434         10,773          450         11,494        23.2
1955               501         14,665          542         16,288        41.7
1956               580         17,851          654         20,565        26.3
1957               648         18,304          756         21,877         6.4
1958               680         16,928          825         21,055        (3.8)
1959               700         24,125          885         31,071        47.6
1960               728         21,871          947         29,041        (6.5)
1961               815         26,300        1,097         36,167        24.5
1962               823         26,592        1,145         37,654         4.1
1963               890         28,838        1,279         42,278        12.3
1964               923         31,149        1,368         47,109        11.4
1965               957         36,940        1,463         57,490        22.0
1966             1,049         38,487        1,648         61,603         7.2
1967             1,177         39,424        1,906         65,270         6.0
1968             1,332         42,481        2,231         72,692        11.4
1969             1,516         48,408        2,626         85,576        17.7
1970             1,604         39,049        2,874         71,603       (16.3)
1971             1,710         48,769        3,193         93,387        30.4
1972             1,779         47,991        3,456         95,521         2.3
1973             1,818         43,290        3,671         89,522        (6.3)
1974             1,857         40,682        3,907         87,956        (1.7)
1975             2,185         42,855        4,829         98,315        11.8
1976             2,349         53,771        5,498        129,949        32.2
1977             2,509         55,449        6,171        140,348         8.0
1978             2,658         54,228        6,849        144,339         2.8
1979             2,870         58,180        7,785        163,075        13.0
1980             3,203         56,032        9,167        165,847         1.7
1981             4,785         72,410       14,603        230,423        38.9
1982             4,098         69,851       13,326        235,768         2.3
1983             4,496        101,855       15,516        362,292        53.7
1984             4,839        100,116       17,526        373,508         3.1
1985             5,464        115,473       20,783        452,497        21.1
1986             6,109        152,209       24,381        623,767        37.8
1987             6,780        180,960       28,229        771,947        23.8
1988             7,116        167,083       30,815        742,854        (3.8)
1989             6,183        198,139       27,837        911,607        22.7
1990             8,920        202,429       41,689        971,049         6.5
1991             9,135        222,015       44,572      1,113,744        14.7
1992             8,318        244,606       42,318      1,272,370        14.2
1993             8,467        268,131       44,627      1,442,386        13.4
1994             8,583        266,513       46,718      1,479,109         2.5
1995             9,790        301,054       55,058      1,730,691        17.0
1996            10,007        381,514       58,187      2,256,889        30.4
1997            10,505        455,550       62,763      2,763,026        22.4
1998            11,032        628,863       67,444      3,890,245        40.8
1999            11,526        707,653       71,812      4,458,474        14.6
2000            11,935        646,506       75,684      4,148,122        (7.0)

Fund's lifetime average annual compound return: 13.5%<F1>

[FN]

<F1> These figures, unlike some of those noted earlier in this report, reflect payment of the maximum sales charge of 5.75% on the $10,000 investment. Thus, the net amount invested was $9,425. As outlined in the prospectus, the sales charge is reduced for larger investments of $25,000 or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares. Results shown do not take into account income or capital gain taxes.

<F2> Total Value includes reinvested dividends of $881,280 and reinvested capital gain distributions of $1,495,251.

<F3> Capital Value includes reinvested capital gain distributions of $285,811, but does not reflect  income dividends of $196,552 taken in cash.

<F4> With all interest compounded. Based on figures, supplied by the U.S. League of Savings Institutions and the Federal Reserve Board, that reflect all kinds of savings deposits, including longer term certificates. Unlike investments in the Fund, such deposits are insured and, if held to maturity, offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth. Maximum allowable interest rates were imposed by law until 1983.

<F5> Computed from data supplied by the U.S. Department of Labor, Bureau of
Labor Statistics.

<F6> Since the Fund's inception on July 31, 1952.


Inside Washington Mutual

Last year we introduced you to several of the Fund's Investment Standards that have provided the investment foundation for your Fund.

This year, we will take you behind the scenes so you can meet some of the many talented associates who support your investment in Washington Mutual across a wide range of disciplines.

(Photograph of office area with employees)
(caption:)
Teamwork in Responding

One of the many teams available to answer your questions when you call.

These are the individuals who are there when you phone, who keep your account current, and who provide the technology to do that as swiftly and efficiently as possible. These are the people who watch securities markets minute-by-minute to buy the best securities at the best prices - important even for a fund that buys for the long term. Here also is the group that each market day races against a tight deadline to compute what your shares are worth and make it possible for you to keep tabs on those numbers in the daily press, American FundsLine(R) and our Web site.

Along with the investment professionals who manage the portfolio, they are part of the Capital Research and Management Company and Washington Management Corporation team, which have been Washington Mutual's investment adviser and business manager for nearly 48 years.

In this era of exuberance over the long bull market, leading to such risky ventures as day trading on the Internet and other do-it-yourself forms of stock picking, we think you will be pleased to know just how much expertise goes into managing a successful mutual fund. Rather than go it alone, you have chosen a capable base of professionals to shepherd your investment.

(photograph of headset)

Excellence of service is a top priority, so let's begin our tour in the area charged most directly with achieving that, American Funds Service Company. From four interconnected service centers across the nation - in California, Texas, Indiana, and Virginia - associates service 11 million accounts for the American Funds family, Washington Mutual's 2 million among them. On average, the centers' service representatives field some 18,000 calls a day.

(graphic; phone)
(caption:)
18,000 daily calls, answered in seconds.


(graphic; globe)

Many of those who serve you at the centers are organized into teams that provide the most effective possible responses to your questions or requests, simple or complex. The centers handle 70 million contacts annually with shareholders or their financial advisers. American FundsLine, our 24-hour automated telephone system, and the American Funds Web site (www.americanfunds.com) are also convenient sources of information and reduce the cost of servicing your account.

Imaging Technology

A sizable part of service center activity still involves nonelectronic mail. Imaging technology has allowed the centers to "move the work to where the people are," says Gary Winsbury, an American Funds manager at the Brea, California center. The result is a level workload, reducing such costs as overtime and heavier staffing. Each center feeds mail into a computer imaging system that allows it to be transferred from center to center instantaneously. In a typical month over a quarter million transactions are scanned and processed using imaging technology.

Getting quarterly account statements out to you is an around-the-clock, seven-day-a-week operation at the turn of each calendar quarter. At the end of March, some 13 million pages of statements were sent to American Funds shareholders and their financial advisers.

Protecting your records is another important operation. Marilyn Gravell and Mary Xavier are part of a team that works with an outside firm called DST to update and monitor account records. "We can access those records through our computers, and DST maintains a backup location as well as a storage facility in a limestone cave in the Midwest," explains Mary.

(graphic; man and woman at computer)
(caption:)
From Paper to Computer

Employees route letters electronically to where they can be handled most effectively.

Above, Sarah Molina and Dax Velasquez.
Below, Lourdes Villegas, at the keyboard, with Tonya Rodgers and Gary Winsbury.

(graphic; people at computer)
(graphic; two people at compture)
(caption:)
Safeguarding Your Account Records

Much of Capital's technology is self-developed and tested. Mary Xavier and Marilyn Gravell, in the technology lab, discuss the system used to store and retrieve account records.

(graphic; people around a computer)
(caption:)
New Numbers Every Day

Nida Murakawa, Jeanne Feybush, and Shane Lawlor are part of the group that analyzes pricing data on Washington Mutual's individual securities holdings.

Accurate Daily Share Pricing

Around 7 p.m. Eastern time of every stock market day, the updated value of a share of Washington Mutual appears on the American Funds Web site and the American FundsLine phone system. By morning, it's in your local newspaper. Magically to you, perhaps, but a complex race against time for a number of people at American Funds.

While the general pricing process begins early in the day at Capital Research, as prices of individual securities are gathered from markets elsewhere in the world, the real drama begins at 4 p.m. Eastern time when the New York Stock Exchange closes.

"Six of our associates go behind a closed door for 50 minutes to concentrate in almost total silence on gathering and checking prices," says Jeanne Feybush, a senior vice president who oversees the effort. They collect the data on some 3,800 securities from a number of services reporting New York Stock Exchange, Nasdaq, and other market results.

"Our system goes through many edits," she adds, including intense crosschecking of any unusual price variations from the previous trading session. "We even have backup generators in case power goes down, and we go through quarterly drills on how to overcome a breakdown."

The effort then shifts to a separate group headed by Bob Simmer, a Capital Research vice president. That group takes all those individual prices and, with only an hour to work, calculates the net asset value for a Washington Mutual share and for shares of the other American Funds. That involves more checking and rechecking to be certain the overall figure fairly reflects the share price that day, based on the total value of all the investments in the portfolio.

(graphic; two woman at a looseleaf binder)
(caption:)
Marketing Statistics
Deborah Eppolito and Esther Paradero are two of the eight associates who calculate investment results for Washington Mutual and the other American Funds.

(graphic; illustration of CD)

(illustration)

(graphic; people around a  table)
(caption:)
Fund Accounting

Three members of Capital Research's Fund Accounting department check statistics with Howard Kitzmiller (second from right) of Washington Management Corporation. The three are Keith Piper, Bob Simmer, and Wendy Rowe.

Trading: The Science and the Art

Considering the long-term nature of the Fund's investment approach, you may wonder whether our Securities Order department is like the Maytag repairman, always waiting for something to do. That's far from the case. For a fund like Washington Mutual, building a significant position in a stock - or winding down a major holding - is not something done by one press of a computer key. It is often a long process, with experienced associates watching bounces in the market, looking intently for opportunities, such as signs of who might be out there anxious to sell or buy a big block of stock.

Doreen Gee, who heads Capital Research's Los Angeles equity trading department, explains, "We try to have as little impact on the market as possible. Say we want to build a holding of 3 million or 4 million shares in a company. We may spend a substantial amount of time achieving that objective. We're very patient." The result has been better prices for the Fund than might have been the case with a less well-organized and experienced approach.

The portfolio counselors and analysts who make the investment decisions naturally work closely with the trading room associates to set price parameters and other objectives to guide the buying or selling effort. We make every attempt to keep Washington Mutual's turnover very low by industry standards. It should be pointed out that a shift involving even 25% of its $47 billion portfolio is a substantial movement of assets and potential for cost savings in any year.

(photo of American Funds Service Center)
(caption:)
The American Funds Service Center in Norfolk, Virginia

(graphic; trading room)
(caption:)
Buy Low, Sell High

Nowhere is that guiding principle more relevant than in the trading room, where Doreen Gee oversees individual stock market transactions. At her side is Matt Lyons.

(illustation of Data)

Overseeing the Objectives

Another important activity involves oversight to ensure that the investment activity stays within the Fund's objectives.

While the Fund's portfolio counselors make independent decisions about the portion of the portfolio they manage, their decisions require coordination. Catherine Ward serves as chairman of Capital Research's investment committee, whose responsibility includes recommending stocks for the Fund's Eligible List. Additions to and deletions from the List are approved by the Fund's Board of Directors.

Investment Administration, headed by Cathy Michero, monitors the Fund's Eligible List. Her group watches for various changes in a company's business activities that might affect its appro-priateness for Washington Mutual's portfolio. "All orders to buy or sell go through our department to be certain they comply with the Fund's prospectus," Cathy explains.

(photo; Catherine Ward)
(caption:)
Sticking to Objectives

Catherine Ward chairs Capital Research's investment committee, which is charged with making sure investments are within the Fund's objectives.

"All orders to buy or sell go through Investment Administration to be certain they comply with the Fund's prospectus."

(photo four women)
(caption)
Maintaining the List
Left to right: Cathy Michero, Brandy Baker, Katelyn O'Burke (seated) and Susan Countess keep close tabs on mergers and other corporate actions that can affect which stocks fall within the Fund's investment universe.

(illustration)
(photo; legal)
(caption:)
Administrative and Legal
Above, Ashley Shaw, Michael Stockton, and Jeffrey Steele of Washington Management Corporation review legal documents.

Below, Lanier Frank and Lois Erhard oversee final revisions in a report to Washington Mutual shareholders.

Finding the Investments

Finding the right investments takes a great deal of thoughtful research. Washington Mutual and the rest of the American Funds draw on the services of more than 100 analysts and portfolio counselors. They make more than 7,500 visits a year to companies, their suppliers, customers and competitors around the world.

Their goal is to be the best-informed investment professionals in the business about the companies in the Fund's portfolio and those that might be included in the future.

At Capital Research, analysts, who are specialists based on industry or geographic regions, also have direct investment responsibility within their area of expertise. Some 20 of them participate in what's called Washington Mutual's research portfolio, accounting for approximately 22% of the Fund's assets under management.

That direct involvement promotes interaction between them and the portfolio counselors, who base many of their investment decisions on the convictions displayed by the analysts about stocks they have chosen for the research portfolio.

For their part, the portfolio counselors, who are generalists with a broad view of the investment landscape, make up Capital's unique multiple portfolio counselor system, adopted more than 40 years ago.

(photo; two people)

"The goal is to be the best-informed investment professionals in the business."

It's a Collaborative Effort

Investment management is the most written-about aspect of the mutual fund business. As we've illustrated here, however, it by no means encompasses the whole cast of associates who support your investment in the Fund and do so while making every effort to hold expenses far below industry standards. Each role is essential to commanding your confidence and ensuring the quality of service provided by Washington Mutual.

(photo; man walking with breif case)
(caption:)
Portfolio Counselor

James K. Dunton is one of the investment professionals who manage Washington Mutual's portfolio.

(photo; laptop computer)

What Makes the American Funds Different?

As a shareholder in Washington Mutual Investors Fund, you are also a member of The American Funds Group, the nation's third-largest mutual fund family. You won't find us advertised, yet thousands of financial advisers recommend the American Funds for their clients' serious money - money set aside for education, a home, retirement, and other important dreams.

What the 29 funds in our group have in common is a commitment to your best interests and the proven approach of our investment adviser, Capital Research and Management Company. In business since 1931, Capital's calling cards include:

A long-term, value-oriented approach: Rather than follow short-term fads, we rely on our own intensive research to find well-managed companies with reasonably priced securities and solid, long-term potential. Despite our size, we offer relatively few funds compared with many large fund families, allowing us to maintain a careful focus on our objectives and enabling you to benefit from economies of scale.

An unparalleled global research effort: We opened our first overseas office in 1962, well before most mutual funds began investing internationally. Today, the American Funds draw on one of the industry's most globally integrated research networks. Capital Research spends substantial resources getting to know companies and industries around the world.

A multiple portfolio counselor system: More than 40 years ago, we developed a unique strategy for managing investments that blends teamwork with individual accountability. Every American Fund is divided among a number of portfolio counselors, each of whom manages his or her portion independently, within each fund's objectives; in most cases, research analysts manage a portion as well. Over time, this method has contributed to consistency of results and continuity of management.

Experienced investment professionals: More than 75% of the portfolio counselors who serve the American Funds were in the investment business before the sharp stock market decline in October 1987. Long tenure and experience through a variety of market conditions mean we aren't "practicing" with your money.

A commitment to low operating expenses: You can't control market returns, but you can control what you invest in and how much you pay to own it. American Funds provide exceptional value for shareholders, with operating expenses that are among the lowest in the mutual fund industry. Our portfolio turnover rates are low as well, keeping transaction costs and tax consequences contained.

(illustration; two men walking)

(illustration; graphs)


A Portfolio for Every Investor

Most financial advisers suggest that investors balance their portfolios by investing across several types of investments. Which mix is right for you? That depends on a number of things - including your risk tolerance, investment time horizon and financial goals. The American Funds Group offers 29 funds with an array of investment objectives to help you and your financial adviser build a portfolio specifically tailored to your needs.

Growth Funds
Emphasis on long-term growth through stocks

AMCAP Fund(R)
EuroPacific Growth Fund(R)
The Growth Fund of America(R)
The New Economy Fund(R)
New Perspective Fund(R)
New World Fund(SM)
SMALLCAP World Fund(R)

Growth-and-Income Funds
Emphasis on long-term growth and dividends through stocks

American Mutual Fund(R)
Capital World Growth and Income Fund(SM)
Fundamental Investors(SM)
The Investment Company of America(R)
Washington Mutual Investors Fund(SM)

Equity-Income Funds
Emphasis on above-average income and growth through stocks and/or bonds

Capital Income Builder(R)
The Income Fund of America(R)

Balanced Fund
Emphasis on long-term growth and current income through stocks and bonds

American Balanced Fund(R)

Income Funds
Emphasis on current income through bonds

American High-Income Trust(SM)
The Bond Fund of America(SM)
Capital World Bond Fund(R)
Intermediate Bond Fund of America(R)
U.S. Government Securities Fund(SM)

Tax-Exempt Income Funds
Emphasis on tax-free current income through municipal bonds

American High-Income Municipal Bond Fund(R)
Limited Term Tax-Exempt Bond Fund of America(SM)
The Tax-Exempt Bond Fund of America(R)

State-specific tax-exempt funds:

The Tax-Exempt Fund of California(R)
The Tax-Exempt Fund of Maryland(R)
The Tax-Exempt Fund of Virginia(R)

Money Market Funds
Seek stable monthly income through money market instruments

The Cash Management Trust of America(R)
The Tax-Exempt Money Fund of America(SM)
The U.S. Treasury Money Fund of America(SM)

We also offer a full line of retirement plans and variable annuities.

For more complete information about any of the funds, including charges and expenses, please obtain a prospectus from your financial adviser, download one from our Web site at www.americanfunds.com, or phone the funds' transfer agent, American Funds Service Company at 800/421-0180. Please read the prospectus carefully before you invest or send money. For more information, ask your financial adviser for a copy of our brochure "A Portfolio for Every Investor."


(photo; 2 bicycle riders)

Investment Portfolio  April 30, 2000

(graphic; pie chart showing the following)

The Fund's Investment Categories

                        Percent of
                        Net Assets
Finance                   20.54%
Consumer Goods            19.20
Services                  18.42
Energy                    17.02
Capital Equipment         12.05
Cash and Other             7.47
Materials                  5.30

Ten Largest Individual Holdings

                        Percent of
                        Net Assets
Bank of America            3.01%
Pharmacia                  2.53
Sprint                     2.49
AT&T                       2.44
Household International    2.12
Texaco                     1.90
Kimberly-Clark             1.74
GTE                        1.74
Wells Fargo                1.68
U S WEST                   1.65

                                                              Market    Percent
                                                               Value    of Net
Equity Securities (common stocks)              Shares          (000)    Assets

Energy
Energy Source 7.84%

Ashland Inc.                                   3,680,000 $    125,580       .26%
Chevron Corp.                                  9,052,000      770,552      1.63
Conoco Inc., Class A                           8,450,000      201,216       .74
Conoco Inc., Class B                           5,913,692      147,103
Exxon Mobil Corp.
  (merger of Exxon Corp. and Mobil Corp.)      9,421,514      731,934      1.55
Kerr-McGee Corp.                               2,750,000      142,312       .30
Phillips Petroleum Co.                        10,310,600      489,109      1.03
Texaco Inc.                                   18,200,000      900,900      1.90
  Unocal Corp.                                 6,296,500      203,456       .43
                                                            3,712,162      7.84

Utilities: Electric & Gas 9.18%

Ameren Corp.                                   6,727,400      246,811       .52
American Electric Power Co., Inc.              6,870,000      251,614       .53
Carolina Power & Light Co.                     7,800,000      285,188       .60
Central and South West Corp.                   8,650,800      187,614       .40
Cinergy Corp. (formerly CINergy Corp.)         2,250,000       60,188       .13
Conectiv                                       3,400,000       60,350       .13
Consolidated Edison, Inc.                      5,671,700      199,573       .42
Constellation Energy Group, Inc.               6,450,000      213,253       .45
Dominion Resources, Inc.                       4,966,061      223,473       .47
DTE Energy Co.                                 3,869,400      126,239       .27
Duke Energy Corp.                              5,050,000      290,375       .61
Edison International                           3,135,000       59,761       .13
Entergy Corp.                                  2,400,000       61,050       .13
Florida Progress Corp.                         4,725,000      231,525       .49
FPL Group, Inc.                                2,746,100      124,089       .26
GPU, Inc.                                      4,125,000      115,758       .24
New Century Energies, Inc.                     3,050,000       99,506       .21
PECO Energy Co.                                2,724,400      113,573       .24
PPL Corp. (formerly PP&L Resources, Inc.)      3,035,319       72,468       .15
Public Service Enterprise Group Inc.           2,020,000       72,468       .15
Puget Sound Energy, Inc.                       3,800,000       90,250       .19%
Reliant Energy, Inc.                           1,800,000       47,925       .10
Southern Co.                                  24,400,000      608,475      1.28
TECO Energy, Inc.                              1,000,000       21,875       .05
Williams Companies, Inc.                      12,500,000      466,406       .99
Wisconsin Energy Corp.                           800,000       17,100       .04
                                                            4,346,907      9.18
Total Energy                                                8,059,069     17.02

Materials
Chemicals 1.87%

Air Products and Chemicals, Inc.               2,690,000       83,558       .18
CK Witco Corp.                                 5,800,000       68,150       .14
Dow Chemical Co.                               1,050,000      118,650       .25
Hercules Inc.                                  5,220,000       81,236       .17
International Flavors & Fragrances Inc.        2,000,000       68,875       .15
PPG Industries, Inc.                           7,925,000      430,922       .91
Union Carbide Corp.                              604,500       35,666       .07
                                                              887,057      1.87

Forest Products & Paper 2.55%

International Paper Co.                       13,172,000      484,071      1.02
Westvaco Corp.                                 4,999,800      154,369       .33
Weyerhaeuser Co.                               8,900,000      475,594      1.00
Willamette Industries, Inc.                    2,475,000       94,514       .20
                                                            1,208,548      2.55

Metals: Nonferrous .88%

Alcoa Inc.                                     4,300,000      278,962       .59
Phelps Dodge Corp.                             2,920,000      135,050       .29
                                                              414,012       .88
Total Materials                                             2,509,617      5.30

Capital Equipment

Aerospace & Military Technology 1.91%

Boeing Co.                                     3,550,000      140,891       .30
Raytheon Co., Class A                          1,000,000       22,937       .12
Raytheon Co., Class B                          1,500,000       33,281
United Technologies Corp.                     11,383,300      707,899      1.49
                                                              905,008      1.91
Data Processing & Reproduction 3.36%

Computer Associates International, Inc.        4,250,000      237,203       .50
Hewlett-Packard Co.                            3,000,000      405,000       .86
International Business Machines Corp.          1,800,000      200,925       .42
Xerox Corp.                                   28,289,400      747,901      1.58
                                                            1,591,029      3.36

Electrical & Electronics .59%

Emerson Electric Co.                           4,172,400      228,961       .48
Harris Corp.                                   1,550,000       50,084       .11
                                                              279,045       .59

Electronic Components 1.27%

Motorola, Inc.                                 1,000,000      119,062       .25%
Texas Instruments Inc.                         2,450,000      399,044       .84
Thomas & Betts Corp.                           2,720,000       83,810       .18
                                                              601,916      1.27

Electronic Instruments .68%

PE Biosystems Group                            5,363,800      321,828       .68

Energy Equipment .11%

Halliburton Co.                                1,200,000       53,025       .11

Industrial Components 2.84%

Dana Corp.                                     6,926,600      210,395       .44
Eaton Corp.                                    2,362,900      198,484       .42
Genuine Parts Co.                              8,765,800      230,102       .49
Goodyear Tire & Rubber Co.                     3,250,000       89,781       .19
Illinois Tool Works Inc.                       1,200,000       76,875       .16
Johnson Controls, Inc.                         4,052,400      256,568       .54
TRW Inc.                                       4,840,800      283,187       .60
                                                            1,345,392      2.84

Machinery & Engineering 1.29%

Caterpillar Inc.                               1,200,000       47,325       .10
Deere & Co.                                    6,240,000      251,940       .53
Fluor Corp.                                    3,700,000      124,182       .26
Ingersoll-Rand Co.                             1,068,100       50,134       .11
Pall Corp.                                     6,100,000      136,106       .29
                                                              609,687      1.29
Total Capital Equipment                                     5,706,930     12.05

Consumer Goods
Appliances & Household Durables .72%

  Newell Rubbermaid Inc.                      13,605,500      342,689       .72

Automobiles .48%

Ford Motor Co.                                 4,160,500      227,527       .48

Beverages 1.17%

Coca-Cola Co.                                    425,000       20,001       .04
PepsiCo, Inc.                                 14,500,000      531,969      1.13
                                                              551,970      1.17

Food & Household Products 3.34%

  Bestfoods                                    2,000,000      100,500       .21
  Campbell Soup Co.                            2,250,000       58,500       .12
  Colgate-Palmolive Co.                          400,000       22,850       .05
  ConAgra, Inc.                                8,200,000      154,775       .33
  General Mills, Inc.                          9,920,000      360,840       .76
  H.J. Heinz Co.                               3,600,000      122,400       .26
  Kellogg Co.                                  4,177,600      102,090       .22
  Sara Lee Corp.                              44,050,000      660,750      1.39
                                                            1,582,705      3.34

Health & Personal Care 11.60%

Abbott Laboratories                            5,000,000$     192,187       .41%
American Home Products Corp.                   2,000,000      112,375       .24
Avon Products, Inc.                            5,430,000      225,345       .48
Baxter International Inc.                      1,150,000       74,894       .16
Becton, Dickinson and Co.                      4,700,000      120,437       .25
Bristol-Myers Squibb Co.                      12,488,600      654,871      1.38
Cardinal Health, Inc.                          7,485,000      412,143       .87
Eli Lilly and Co.                              4,250,000      328,578       .69
Kimberly-Clark Corp.                          14,200,000      824,488      1.74
Mallinckrodt Inc.                              3,585,000       96,347       .20
McKesson HBOC, Inc. (formerly McKesson Corp.)  1,000,000       16,875       .04
Merck & Co., Inc.                              1,600,000      111,200       .24
Pfizer Inc                                     6,990,000      294,454       .62
Pharmacia Corp.
  (merger of Pharmacia & Upjohn, Inc.
  and Monsanto Co.)                           24,034,000    1,200,198      2.53
Schering-Plough Corp.                          2,500,000      100,781       .21
Warner-Lambert Co.                             6,400,000      728,400      1.54
                                                            5,493,573     11.60

Recreation & Other Consumer Products .87%
American Greetings Corp., Class A              1,550,000       28,094       .06
Eastman Kodak Co.                              4,569,700      255,617       .54
Stanley Works                                  4,350,000      128,325       .27
                                                              412,036       .87

Textiles & Apparel 1.02%

NIKE, Inc., Class B                            8,810,425      382,703       .81
VF Corp.                                       3,500,000       98,875       .21
                                                              481,578      1.02
Total Consumer Goods                                        9,092,078     19.20

Broadcasting & Publishing .25

  Gannett Co., Inc.                            1,000,000       63,875       .13
  Knight-Ridder, Inc.                          1,148,000       56,324       .12
                                                              120,199       .25

Business Services 1.79%

Deluxe Corp.                                   2,200,000       55,413       .12
Dun & Bradstreet Corp.                         2,800,000       84,350       .18
Equifax Inc.                                   4,000,000       97,750       .21
First Data Corp.                               3,143,400      153,044       .32
IKON Office Solutions, Inc.                    7,285,000       42,799       .09
Interpublic Group of Companies, Inc.           2,772,900      113,689       .24
Pitney Bowes Inc.                              6,800,000      277,950       .59
ServiceMaster Co.                              1,500,000       20,438       .04
                                                              845,433      1.79

Leisure & Tourism .40%

McDonald's Corp.                               5,000,000      190,625       .40

Merchandising 4.28%

Albertson's, Inc.                             20,694,440$     673,863      1.42%
Dillard's Inc., Class A                        3,950,500       55,060       .12
Dollar General Corp.                           1,000,000       22,875       .05
J.C. Penney Co., Inc.                         12,750,000      176,109       .37
Limited Inc.                                   8,250,000      372,797       .79
Lowe's Companies, Inc.                         3,258,800      161,311       .34
May Department Stores Co.                     15,800,000      434,500       .92
Walgreen Co.                                   4,625,000      130,078       .27
                                                            2,026,593      4.28

Diversified Telecommunication Servies 9.83%

AT&T Corp.                                    24,737,500    1,154,932      2.44
Bell Atlantic Corp.                              200,000       11,850       .03
CenturyTel, Inc.                                 670,000       16,415       .03
GTE Corp.                                     12,142,300      822,641      1.74
SBC Communications Inc.                       15,704,682      688,061      1.45
Sprint FON Group                              19,195,000    1,180,493      2.49
U S WEST, Inc.                                10,950,000      779,503      1.65
                                                            4,653,895      9.83

Transportation: Airlines .23%
  Southwest Airlines Co.                       5,000,000      108,437       .23

Transportation: Rail 1.64%

Burlington Northern Santa Fe Corp.             4,750,000      114,594       .24
CSX Corp.                                     10,800,000      226,125       .48
Norfolk Southern Corp.                        18,850,000      332,231       .70
Union Pacific Corp.                            2,500,000      105,312       .22
                                                              778,262      1.64
  Total Services                                            8,723,444     18.42

Finance
Banking 12.41%

Bank of America Corp.                         29,050,000    1,423,450      3.01
Bank of New York Co., Inc.                    11,250,000      461,953       .98
BANK ONE CORP.                                21,638,400      659,971      1.39
Chase Manhattan Corp.                          6,600,000      475,613      1.00
Citigroup Inc.                                 5,859,500      348,274       .74
First Union Corp.                             20,787,000      662,586      1.40
FleetBoston Financial Corp.
(formerly Fleet Boston Corp.)                  9,149,473      324,234       .68
J.P. Morgan & Co. Inc.                         1,764,000      226,454       .48
KeyCorp                                        3,700,000       68,450       .14
National City Corp.                            3,100,000       52,700       .11
SunTrust Banks, Inc.                           2,500,000      126,875       .27
Wachovia Corp.                                   850,000       53,284       .11
Washington Mutual, Inc.                        7,781,300      198,910       .42
Wells Fargo & Co.                             19,341,500      794,210      1.68
                                                            5,876,964     12.41

Financial Services 3.31%

Fannie Mae                                     4,925,000$     297,039       .63%
Household International, Inc.                 24,047,482    1,003,982      2.12
MBNA Corp.                                       751,200       19,954       .04
Providian Financial Corp.                      1,947,400      171,493       .36
SLM Holding Corp.                              2,370,000       74,211       .16
                                                            1,566,679      3.31

Insurance 4.82%

Aetna Inc.                                     5,250,005      303,844       .64
Allstate Corp.                                27,425,000      647,916      1.37
American General Corp.                         8,405,000      470,680       .99
Aon Corp.                                      9,181,000      248,461       .52
Jefferson-Pilot Corp.                          3,700,000      246,281       .52
Lincoln National Corp.                         6,050,000      210,615       .45
Marsh & McLennan Companies, Inc.               1,200,000      118,275       .25
St. Paul Companies, Inc.                       1,000,000       35,625       .08
                                                            2,281,697      4.82
Total Finance                                               9,725,340     20.54

Multi-Industry
Multi-Industry 1.58%

Dover Corp.                                    4,000,000      203,250       .43
Honeywell International Inc.                   9,300,000      520,800      1.10
Minnesota Mining and Manufacturing Co.           300,000       25,950       .05
Total Multi-Industry                                          750,000      1.58

Miscellaneous .99%

Equity securities in initial period of acquisition19,197      467,443       .99
TOTAL EQUITY SECURITIES
  (cost:  $37,338,455,000)                                 45,033,921     95.10

Short-Term Securities                   Principal Amount

U. S. Treasuries and Other Federal Agencies
U. S. Treasuries and Other Federal Agencies 4.85%

Federal Farm Credit Banks
  5.85% due 5/4/00                           $    18,000       17,988       .04

Federal Home Loan Bank
  5.64%-6.10% due 5/5-7/21/00                  1,133,739    1,124,592      2.38

United States Treasury bills
  5.47%-5.73% due 5/11-7/27/00                 1,162,645    1,151,963      2.43

TOTAL SHORT-TERM SECURITIES
  (cost:  $2,294,829,000)                                   2,294,543      4.85


TOTAL INVESTMENT SECURITIES
  (cost:  $39,633,284,000)                                 47,328,464     99.95
Excess of cash and receivables over payables                   24,605       .05
NET ASSETS                                                $47,353,069    100.00%

See Notes to Financial Statements


Financial Statements

Statement of Assets and Liabilities
April 30, 2000                                          (dollars in thousands)

Assets:

Investment securities at market
  (cost: $39,633,284)                                             $47,328,464

Cash                                                                      284

Receivables for -
  Sales of investments                                $98,871
  Sales of Fund's shares                               38,245
  Dividends                                            79,821         216,937
                                                                   47,545,685

Liabilities:

Payables for -
  Purchases of investments                             74,452
  Repurchases of Fund's shares                         75,444
  Management services                                  11,422
  Other expenses                                       31,298         192,616

Net Assets at April 30, 2000                                      $47,353,069

Class A shares, $1.00 par value
  (authorized capital stock -
  3,000,000,000 shares)
  Net assets                                                      $47,318,790
  Shares outstanding                                            1,623,868,453
  Net asset value per share                                               $29.14

Class B shares, $1.00 par value
  (authorized capital stock -
  1,000,000,000 shares)
  Net Assets                                                          $34,279
  Shares outstanding                                                1,177,415
  Net asset value per share                                               $29.11

Statement of Operations

for the year ended April 30, 2000                       (dollars in thousands)

Investment Income:

Income:
  Dividends                                      $  1,257,914
  Interest                                             91,368      $1,349,282

Expenses:
  Investment adviser fee                              105,889
  Business management fee                              47,107
  Distribution expenses - Class A                     125,719
  Distribution expenses - Class B                          24
  Transfer agent fee - Class A                         43,061
  Transfer agent fee - Class B                              2
  Reports to shareholders                               1,278
  Registration statement and prospectus                 3,629
  Postage, stationery and supplies                      6,732
  Directors' and Advisory Board fees                      485
  Auditing and legal fees                                 158
  Custodian fee                                           415
  Other expenses                                          170         334,669
Net investment income                                               1,014,613

Realized Gain and Unrealized
  Appreciation on Investments:
Net realized gain                                                   5,370,939
Net unrealized appreciation:
  Beginning of year                                18,414,413
  End of year                                       7,695,180
    Net change in unrealized
      appreciation                                               (10,719,233)
  Net realized gain and change
    in unrealized appreciation                                    (5,348,294)

Net Decrease in Net Assets
  Resulting from Operations                                      $(4,333,681)

Statement of Changes in Net Assets
  Year ended April 30
(dollars in thousands)                                   2000            1999
Operations:
Net investment income                            $  1,014,613       $ 897,215
Net realized gain on investments                    5,370,939       5,230,170
Net change in unrealized
  appreciation on investments                    (10,719,233)       1,076,341
  Net (Decrease) Increase in Net
    Assets Resulting from Operations              (4,333,681)       7,203,726

Dividends and Distributions Paid
  to Shareholders:
Dividends from net investment income:
  Class A                                           (952,846)       (890,284)
  Class B                                                  -              -
Distributions from net realized gain
  on investments:
    Class A                                       (5,085,575)     (3,760,550)
    Class B                                               -               -
  Total Dividends and Distributions               (6,038,421)     (4,650,834)

Capital Share Transactions
Proceeds from shares sold                           8,330,952      11,104,242
Proceeds from shares issued in
  reinvestment of net investment
  income dividends and distributions
  of net realized gain on investments               5,726,003       4,421,141
Cost of shares repurchased                       (13,350,009)     (6,823,584)
  Net Increase in Net Assets Resulting
    from Capital Share Transactions                   706,946       8,701,799
Total (Decrease) Increase in Net Assets           (9,665,156)      11,254,691

Net Assets:
Beginning of year                                  57,018,225      45,763,534

End of year (including undistributed
  net investment income: $174,408
  and $112,641, respectively)                     $47,353,069     $57,018,225


See Notes to Financial Statements

Notes to Financial Statements

1.   Organization and Significant Accounting Policies

Organization - Washington Mutual Investors Fund (the "Fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The Fund's investment objective is to produce current income and to provide an opportunity for growth of principal consistent with sound common stock investing.

The Fund offers Class A and Class B shares. Class A shares are sold with an initial sales charge of up to 5.75%. Class B shares are sold without an initial sales charge but subject to a contingent deferred sales charge paid upon redemption. This charge declines from 5% to zero over a period of six years. Class B shares have higher distribution expenses and transfer agent fees than Class A shares. Class B shares are automatically converted to Class A shares eight years after the date of purchase. Holders of both classes of shares have pro rata rights to assets and dividends, and identical voting, liquidation and other rights, except that each class bears different distribution and transfer agent expenses, and each class shall have exclusive rights to vote on matters affecting only their class.

Significant Accounting Policies - The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements:

Security Valuation - Equity securities are valued at the last reported sales price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the investment adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the Board of Directors.

Security Transactions and Related Investment Income - Security transactions are accounted for as of the trade date. Realized gains and losses from securities transactions are determined based on specific identified cost. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis.

Common Expenses - Income, expenses other than class-specific expenses and realized and unrealized gains and losses are allocated daily between the classes based on their relative net asset values. Distribution expenses, transfer agent fees, and other class-specific expenses, if any, are accrued daily and charged to the applicable share class.

Dividends and Distributions to Shareholders - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

2.   Federal Income Taxation

The Fund complies with the requirements of the Internal Revenue Code applicable to regulated investment companies and intends to distribute all of its net taxable income and net realized gains for the fiscal year. As a regulated investment company, the Fund is not subject to income taxes if such distributions are made. Required distributions are determined on a tax basis and may differ from net investment income and net realized gains for financial reporting purposes. In addition, the fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund.

As of April 30, 2000, net unrealized appreciation on investments for book and federal income tax purposes aggregated $7,695,180,000, of which $10,334,155,000 related to appreciated securities and $2,638,975,000 related to depreciated securities. There was no difference between book and tax realized gains on securities transactions for the year ended April 30, 2000. The cost of portfolio securities for book and federal income tax purposes was $39,633,284,000 at April 30, 2000.

3.   Fees and Transactions with Related Parties

Business Management and Investment Advisory Fees - Officers of the Fund received no remuneration from the Fund in such capacities. Their remuneration was paid by Washington Management Corporation (WMC). A fee of $47,107,000 was incurred for business management services pursuant to the business management agreement with WMC. The agreement provides for monthly fees, accrued daily, computed at an annual rate of 0.175% of the first $3 billion of net assets; 0.15% of such assets in excess of $3 billion but not exceeding $5 billion; 0.135% of such assets in excess of $5 billion but not exceeding $8 billion; 0.12% of such assets in excess of $8 billion but not exceeding $12 billion; 0.095% of such assets in excess of $12 billion but not exceeding $21 billion; 0.075% of such assets in excess of $21 billion but not exceeding $34 billion; 0.06% of such assets in excess of $34 billion but not exceeding $55 billion; and 0.05% of net assets in excess of $55 billion. Johnston, Lemon & Co. Incorporated
(JLC) earned $942,000 on its retail sales of shares and distribution plan of the Fund and received no brokerage commissions resulting from purchases and sales of securities for the investment account of the Fund.

A fee of $105,889,000 was incurred for investment advisory services pursuant to an agreement with Capital Research and Management Company. The agreement provides for monthly fees, accrued daily, based on an annual rate of 0.225% of the first $3 billion of net assets; 0.21% of such assets in excess of $3 billion but not exceeding $8 billion; 0.20% of such assets in excess of $8 billion but not exceeding $21 billion; 0.195% of such assets in excess of $21 billion but not exceeding $34 billion; 0.19% of such assets in excess of $34 billion but not exceeding $55 billion; and 0.185% of net assets in excess of $55 billion.

Distribution Expenses - American Funds Distributors, Inc., the principal underwriter of the Fund's shares, received $26,981,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the Fund's shares. Such sales charges are not an expense of the Fund and, hence, are not reflected in the accompanying Statement of Operations.
Pursuant to a Plan of Distribution for Class A shares, the Fund may expend up to 0.25% of Class A average daily net assets annually for any activities primarily intended to result in sales of Fund shares, provided the categories of expenses for which reimbursement is made are approved by the Fund's Board of Directors. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. Pursuant to a Plan of Distribution for Class B shares, the Fund may expend up to 1.00% of Class B average daily net assets annually to compensate dealers for their selling and servicing efforts. During the year ended April 30, 2000, distribution expenses under the Plans of Distribution for Class A and Class B were $125,719,000 and $24,000, respectively. As of April 30, 2000, accrued and unpaid distribution expenses for Class A and Class B were $18,392,000 and $20,000, respectively.

Transfer Agent Fee - American Funds Service Company, the transfer agent for the Fund, was paid a fee of $43,063,000.

Deferred Directors' Fees - Independent Directors and Advisory Board Members of the Fund may elect to defer part or all of the fees earned for such services. Amounts deferred are not funded and are general unsecured liabilities of the Fund. As of April 30, 2000, aggregate deferred compensation and earnings thereon since the deferred compensation plan's adoption (1994), net of any payments to Directors and Advisory Board Members, were $550,000.

Affiliated Directors and Officers - WMC and JLC are both wholly owned subsidiaries of The Johnston-Lemon Group, Incorporated (JLG). All the officers of the Fund and four of its directors are affiliated with JLG.

4.   Investment Transactions and Other Disclosures

The Fund made purchases and sales of investment securities, excluding short-term securities, of $13,500,838,000 and $18,510,861,000, respectively, during the year ended April 30, 2000.

As of April 30, 2000, net assets consist of the following (000):


Capital paid in on shares of capital stock     $36,724,104
Undistributed net investment income                174,408
Accumulated net realized gain                    2,759,377
Net unrealized appreciation                      7,695,180
Net Assets                                     $47,353,069

The Fund reclassified $733,990,000 from undistributed net realized gains to additional paid-in capital for the year ended April 30, 2000.


Capital share transactions in the Fund were as follows:

                                                        Year ended April 30, 2000  Year ended April 30, 1999
(dollars in thousands)                                    Amount         Shares      Amount        Shares
Class A shares:
  Sold                                                 $  8,296,876    258,447,597 $11,104,242   334,983,835
  Reinvestment of dividends and distributions             5,726,003    195,503,827   4,421,141   137,585,488
  Repurchased                                          (13,349,916)  (444,808,302) (6,823,584) (206,861,783)
    Net increase in Class A                                 672,963      9,143,122   8,701,799   265,707,540

Class B shares:<F1>
  Sold                                                       34,076      1,180,562        -            -
  Reinvestment of dividends and distributions                  -             -          -            -
  Repurchased                                                  (93)        (3,147)        -            -
    Net increase in Class B                                  33,983      1,177,415        -            -
Total net increase in share transactions               $    706,946     10,320,537 $ 8,701,799   265,707,540

<F1>Class B shares offered for sale commencing March 15, 2000.

Pursuant to the custodian agreement, the Fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $415,000 includes $203,000 that was paid by these credits rather than in cash.

The Fund owns 5.2% and 5.1% of the outstanding voting securities of Ashland and Household International, respectively, which represent investments in affiliates as defined in the Investment Company Act of 1940.

Per-Share Data and Ratios
(This table has been split into two tables for EDGAR formatting)

(first half of table)

                              Net gains
           Net               (losses) on   Total
          asset              securities    from               Distri-
          value,    Net        (both      invest-  Dividends  butions
  Year   begin-   invest-     realized     ment    (from net   (from     Total
  ended   ning     ment        and un-    opera-   investment capital   distri-
 Apr 30  of year  income      realized)    tions    income)   gains)    butions

Class A:
  2000   $35.31   $.61<F2> $(3.09)<F2>  $(2.48)<F2>  $(.58)  $(3.11)   $(3.69)
  1999    33.92    .60       3.99         4.59        (.61)   (2.59)    (3.20)
  1998    25.93    .62       9.65        10.27        (.62)   (1.66)    (2.28)
  1997    22.77    .62       4.36         4.98        (.62)   (1.20)    (1.82)
  1996    18.87    .63       4.98         5.61        (.62)   (1.09)    (1.71)

Class B3:
  2000    26.93    .02<F2>   2.16<F2>     2.18<F2>   -       -        -

(second half of table)

           Net                   Net     Ratio of    Ratio
          asset                assets,   expenses   of net     Port-
  Year   value,                end of   to average income to   folio
  ended    end       Total    year (in      net     average  turnover
 Apr 30  of year  return<F1>  millions)   assets  net assets   rate

Class A:
  2000   $29.14    (6.96)%     $47,319      .63%     1.91%     26.24 %
  1999    35.31    14.61        57,018      .61      1.84      27.93
  1998    33.92    40.80        45,764      .62      2.08      17.61
  1997    25.93    22.43        28,165      .64      2.56      20.41
  1996    22.77    30.40        20,689      .66      2.98      23.41

Class B<F3>:
  2000    29.11     8.10            34     1.38<F4>   .67<F4>  26.24<F5>

[FN]
<F1> Excludes sales charge on Class A shares or contingent deferred sales charge on Class B shares.

<F2> Based on average shares outstanding.

<F3> Class B shares offered for sale commencing March 15, 2000.

<F4> Annualized.

<F5> Represents portfolio turnover rate for the year ended April 30, 2000.

Report of Independent Accountants

To the Board of Directors and Shareholders of Washington Mutual Investors Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the per-share data and ratios present fairly, in all material respects, the financial position of Washington Mutual Investors Fund, Inc. (the "Fund") at April 30, 2000, the results of its operations, the changes in its net assets and the per-share data and ratios for the years indicated, in conformity with generally accepted accounting principles in the United States. These financial statements and per-share data and ratios (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2000, by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

(signature Price,Waterhouse and Cooper)
Los Angeles, California
May 31, 2000

Tax Information for the Year Ended April 30, 2000 (Unaudited)

We are required to advise you within 60 days of the Fund's fiscal year-end regarding the federal tax status of distributions received by shareholders during such fiscal year. The distributions made during the fiscal year by the Fund were earned from the following sources:

                                               Dividends and distributions
                                                     per Class A share

                                                From net     From net realized
To shareholders of record    Payment date   investment income  long-term gains

June 18, 1999              June 21, 1999          $.145           -
September 17, 1999         September 20, 1999      .145           -
December 17, 1999          December 20, 1999       .145       $3.105
March 15, 2000             March 16, 2000          .145           -

Corporate shareholders may exclude up to 100% of qualifying dividends received during the year. Certain states may exempt from income taxation that portion of the dividends paid from net investment income that was derived from direct U.S. Treasury obligations. For purposes of computing this exclusion, 7% of the dividends paid by the Fund from net investment income were derived from interest on direct U.S. Treasury obligations.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans, and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting.

The Fund also designates as a capital gain distribution a portion of earnings and profits paid to shareholders in redemption of their shares.

Since the amounts above are reported for the Fund's fiscal year and not the calendar year, shareholders should refer to their Form 1099-DIV or other tax information which will be mailed in January 2001 to determine the calendar year amounts to be included on their 2000 tax returns. Shareholders should consult their tax advisers.

Shareholder Services

American FundsLine(R) (graphic; phone)
Use our 24-hour automated phone system  for fund information and transactions.

FundsLine Online(R) (graphic; computer)
Visit our Web site when you want to access your account, download a prospectus, or find fund information.


Reduced sales charge (graphic; coins)
Larger purchases may qualify for a reduced sales charge. To help reach a breakpoint, you may -
     - Add your present purchase to the value of all eligible household accounts and/or
     - Add your present purchase to purchases you intend to make over 13 months.
     Assets in money market funds generally do not apply when determining sales charges.

Retirement plans (graphic; signs at crossroads)
A wide range of fund choices for individual and company-sponsored retirement plans.

American FundsLinkSM (graphic; Bank Building)
Link your fund account to your bank account for direct transfers between the two and to purchase shares using American FundsLine or FundsLine OnLine.

Automatic transactions (graphic; calendar)
Use this service when you want to purchase, sell and exchange shares on a regular basis.

Flexible dividend options (graphic; magician)
Use your dividend and capital gain distributions to meet your changing needs. You may -
     -    Invest dividends and capital gain distributions back into the fund
     - Diversify by investing dividends and capital gain distributions into another
     American Fund
     -    Take dividends in cash
     -    Have dividends paid directly to someone else.

Because certain transactions have restrictions or tax consequences, please consult your financial adviser before requesting changes.

Would you like more information?

Your financial adviser will be happy to explain these services in greater detail, or you may contact American Funds Service Company.

To contact American Funds Service Company:

Shareholder Services Representative -
8 a.m. to 8 p.m. Eastern time, Monday- Friday - 800/421-0180

American FundsLine - 24-hour automated telephone system - 800/325-3590 FundsLine OnLine - Web site - www.americanfunds.com
By mail - Write to the service center nearest you.

(If you live outside the United States, please write to the Western service center.)

Western
(graphic; map, western USA)
American Funds
Service Company
P.O. Box 2205
Brea, CA 92822-2205

West Central
(graphic; map, west central USA)
American Funds
Service Company
P.O. Box 659522
San Antonio, TX 78265-9522

East Central
(graphic; map, east central USA)
American Funds
Service Company
P.O. Box 6007
Indianapolis, IN 46206-6007

Eastern
(graphic; map, East coast of USA)
American Funds
Service Company
P.O. Box 2280
Norfolk, VA 23501-2280


Please obtain the applicable prospectuses from your financial adviser or our Web site and read them carefully before investing or sending money. American Funds reserves the right to terminate or modify these services.

Directors

Stephen Hartwell
Chairman of the Board
Chairman, Washington Management Corporation

James H. Lemon, Jr.
Vice Chairman of the Board
Chairman and Chief Executive Officer, The Johnston-Lemon Group, Incorporated

Harry J. Lister
President of the Fund
Director and President, Washington Management Corporation

Cyrus A. Ansary
President, Investment Services International Co. LLC

Fred J. Brinkman
Retired Senior Partner, Arthur Andersen, LLP

Daniel J. Callahan III
Vice Chairman and Treasurer, The Morris and Gwendolyn Cafritz Foundation

James C. Miller III
Counselor, Citizens for a Sound Economy

T. Eugene Smith
President, T. Eugene Smith Inc.

Leonard P. Steuart, II
Vice President, Steuart Investment Company

Margita E. White
President, Association for Maximum Service Television Inc.

We are sad to report that Jean Head Sisco passed away on April 20, 2000. Mrs. Sisco was a member of the Fund's Board of Directors from 1976 through 1997 and Director Emeritus since 1998. Her wise counsel and friendship will be missed.

Advisory Board

Charles A. Bowsher
Retired Comptroller General of the United States

Mary K. Bush
President, Bush & Company

Katherine D. Ortega
Former Treasurer of the United States

J. Knox Singleton
President and Chief Executive Officer, INOVA Health Systems

William B. Snyder
General Partner, Merastar Partners Limited Partnership

Robert F. Tardio
Senior Managing Director, GKMG Consulting Services, Inc.

Directors Emeritus

Bernard J. Nees
Chairman Emeritus of the Fund

Charles T. Akre
Of Counsel, Miller & Chevalier, Chartered

Dr. Nathan A. Baily
Management, Marketing and Education Consultant

John A. Beck
Of Counsel, Reed Smith Shaw & McClay

Stephen G. Yeonas
Chairman and Chief Executive Officer, Stephen G. Yeonas Company

Other Officers

Jeffrey L. Steele
Executive Vice President of the Fund
Director and Executive Vice President, Washington Management Corporation

Howard L. Kitzmiller
Senior Vice President, Secretary and Assistant Treasurer of the Fund Director, Senior Vice President, Secretary and Assistant Treasurer, Washington Management Corporation

Ralph S. Richard
Vice President and Treasurer of the Fund
Director, Vice President and Treasurer, Washington Management Corporation

Lois A. Erhard
Vice President of the Fund
Vice President, Washington Management Corporation

Michael W. Stockton
Assistant Vice President, Assistant Secretary and Assistant Treasurer of the
Fund
Vice President, Assistant Secretary and Assistant Treasurer, Washington Management Corporation

J. Lanier Frank
Assistant Vice President of the Fund
Assistant Vice President, Washington Management Corporation

Ashley L. Shaw
Assistant Secretary of the Fund
Assistant Secretary, Washington Management Corporation

Offices of the Fund and of the Business Manager

Washington Management Corporation
1101 Vermont Avenue, NW
Washington, DC 20005-3585
202/842-5665

Custodian of Assets

The Chase Manhattan Bank
One Chase Manhattan Plaza
New York, NY 10081-0001

Investment Adviser

Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1443

135 South State College Boulevard
Brea, CA 92821-5823

Counsel

Thompson, O'Donnell,
Markham, Norton & Hannon
805 Fifteenth Street, NW
Washington, DC 20005-2216

Transfer Agent

P.O. Box 2205
Brea, CA 92822-2205

P.O. Box 659522
San Antonio, TX 78265-9522

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Independent Accountants

PricewaterhouseCoopers LLP
400 South Hope Street
Los Angeles, CA 90071-2889


Principal Underwriter

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1462

This report is for the information of shareholders of Washington Mutual Investors Fund, Inc., but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after June 30, 2000, this report must be accompanied by an American Funds Group Statistical Update for the most recently completed calendar quarter.

For information about your account or any of the Fund's services, or for a prospectus for any of the American Funds, please contact your financial adviser. You may also call American Funds Service Company, toll-free, at 800/421-0180 or visit www.americanfunds.com on the World Wide Web. Please read the prospectus carefully before you invest or send money.

(graphic recycle logo)
Printed on recycled paper

WMIF-011-0600

(graphic; logo: The American Funds Group(R))

(graphic; logo: Washington Mutual Investors fund)

Washington Mutual Investors Fund, Inc.
1101 Vermont Avenue, NW
Washington, DC 20005
202/842-5665